UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 22, 2020

Date of Report (Date of earliest event reported)

_____________________

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois 60007

(Address of principal executive offices)                                           (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class Common Stock $0.01 par value per share	Trading Symbol SGMA	Name of each exchange on which registered The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.

On September 22,  2020, the Company held its 2020 Annual Meeting of Stockholders.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and Regulation 14A thereunder for the purpose of (i) electing two Class III Directors to hold office until the 2023 Annual Meeting of Stockholders, (ii) ratifying the selection of BDO USA, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2021, (iii) providing approval, on an advisory basis, of compensation of the Company’s named Executive Officers (as used in the Company’s Proxy Statement filed on EDGAR on August 21,  2020, and initially mailed to stockholders on that date ( the “2020 Proxy Statement”) and (iv) providing, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation.  Each holder of common stock was entitled to one vote for each share held on the record date.

The following individuals were elected as Class III Directors to hold office until the 2023 Annual Meeting of Stockholders: Gary R Fairhead and Dilip S. Vyas.  The number of shares cast for, against/withheld, and abstentions and broker non-votes, with respect to the nominees were as follows:

Nominee	For	Against / Withheld	Broker Non-Votes

Gary R. Fairhead	1,589,935	118,566	1,601,578

Dilip S. Vyas	1,524,983	183,517	1,601,579

The following persons are directors of the Company whose current term extends beyond the 2020  Annual Meeting of Stockholders:  Linda K. Frauendorfer, Bruce J. Mantia, Thomas W. Rieck, Barry R. Horek and Paul J. Plante.  There was no solicitation in opposition to management’s nominees for directors.

The stockholders voted to approve the ratification of the selection of BDO USA, LLP as registered public accountants for the Company for the fiscal year ending April 30, 2021.  A total of 3,103,000 shares were cast for such ratification, 82,914 shares were voted against, 124,165 shares were abstained.

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named Executive Officers.  A total of 1,421,133 shares were cast for such approval, 268,228 shares voted against/withheld, 19,140 shares abstained and there were 1,601,578 shares represented by broker non-votes with respect to such approval.

The stockholders voted to provide, on an advisory basis, a recommendation that future advisory votes on executive compensation be held once every year.  A total of 760,455 shares were cast in favor of making a recommendation that such future advisory votes on executive compensation be held once every year, 61,741 shares were cast in favor of making a recommendation that such future advisory votes be held once every two years, 559,537 shares were cast in favor of making a recommendation that such future advisory votes be held once every three years  and 326,768 shares abstained with respect to such votes and there were 1,601,578 shares represented by broker non-votes with respect to such recommendation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2020		SIGMATRON INTERNATIONAL, INC.

	By:	/s/ Gary R. Fairhead
Name: Gary R. Fairhead
Title: President and Chief Executive Officer